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                                                                    EXHIBIT 23.3

To JNI Corporation:

I hereby consent to the use of my name as a director designate in the Registration Statement on Form S-1 (File No. 333-86501) of JNI Corporation.

/s/ THOMAS J. BERNARD
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Dated:  October 5, 1999
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